TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008 to the Statement of Additional Information dated March 1, 2007
TA IDEX PIMCO Real Return TIPS
The following supplements and amends certain information in the Statement of Additional Information on page B-24 of “Appendix B — Portfolio Managers” regarding TA IDEX PIMCO Real Return TIPS. The following information replaces the sections entitled “Ownership of Securities and “TA IDEX PIMCO Real Return TIPS”:
Ownership of Securities
As of October 31, 2007, the Portfolio Manager did not beneficially own any equity securities in the fund.
TA IDEX PIMCO Real Return TIPS
As of October 31, 2007, Mihir Worah, the portfolio manager of the fund, did not manage any other registered investment company. Mr. Worah managed 10 other pooled investment vehicles with assets of approximately $2,134 million and 32 other accounts with assets of approximately $9,325 million. Nine of these have an advisory fee based on the performance of the account.
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Investors Should Retain this Supplement for Future Reference